FCB Financial Holdings, Inc.

FCB
FINANCIAL HOLDINGS, INC.

Announcement of Agreement to Acquire Floridian Community Holdings, Inc.

Cautionary Statements

FCB FINANCIAL HOLDINGS, INC.

Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements about FCB's expectations, beliefs, plans, strategies, predictions, forecasts, objectives or assumptions of future events or performance are not historical facts and may be forward-looking. These statements include, but are not limited to, the expected completion date, financial benefits and other effects of the proposed merger of FCB and Floridian Community. These statements are often, but not always, made through the use of words or phrases such as "anticipates," "believes," "expects," "can," "could," "may," "predicts," "potential," "opportunity," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "seeks," "intends" and similar words or phrases. Accordingly, these statements involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual strategies, actions or results to differ materially from those expressed in them, and are not guarantees of timing, future results or other events or performance. Because forward-looking statements are necessarily only estimates of future strategies, actions or results, based on management's current expectations, assumptions and estimates on the date hereof, and there can be no assurance that actual strategies, actions or results will not differ materially from expectations, readers are cautioned not to place undue reliance on such statements. Factors that may cause such a difference include, but are not limited to, the reaction to the transaction of the companies' customers, employees and counterparties; customer disintermediation; inflation; expected synergies, cost savings and other financial benefits of the proposed transaction might not be realized within the expected timeframes or might be less than projected; the requisite shareholder and regulatory approvals for the proposed transaction might not be obtained; credit and interest rate risks associated with FCB's and Floridian Community's respective businesses, customers, borrowings, repayment, investment, and deposit practices; general economic conditions, either nationally or in the market areas in which FCB and Floridian Community operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations; and other risks. Certain risks and important factors that could affect FCB's future results are identified in its Annual Report on Form 10-K for the year ended December 31, 2016 and other reports filed with the SEC, including among other things under the heading "Risk Factors" in such Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and FCB undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise.

Important Additional Information

This communication is being made in respect of the proposed merger transaction involving FCB Financial Holdings, Inc. ("FCB") and Floridian Community Holdings, Inc. ("Floridian Community"). FCB intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of Floridian Community and a prospectus of FCB, and FCB will file other documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus will also be sent to Floridian Community shareholders seeking any required shareholder approvals. Before making any voting or investment decision, investors and security holders of Floridian Community are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by FCB with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. In addition, the documents filed by FCB may be obtained free of charge at its website at http://www.investors.floridacommunitybank.com. Alternatively, these documents, when available, can be obtained free of charge from FCB upon written request to FCB Financial Holdings, Inc., Attn: Investor Relations, 2500 Weston Road, Suite 300, Weston, Florida 33331, or by calling (954) 984-3313.

Information regarding the interests of certain of Floridian's directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the registration statement on Form S-4 regarding the proposed transaction when it becomes available. Additional information about Floridian and its directors and officers may be found by accessing Floridian's website at www.floridiancommunitybank.com under the tab "About Us."

Transaction Summary

FCB
FINANCIAL HOLDINGS, INC.

Compelling Strategic Rationale	■ FCB strengthens its position as the leading community bank in Florida – Acceleration of our organic retail network expansion ■ Enhances franchise presence in strategic markets: – $4.3bn pro forma deposits in Southeastern Florida – Increases deposit density in Palm Beach and Broward counties ■ Attractive opportunity for in-market consolidation given scarcity of potential Florida targets
Attractive Financial Returns	■ Immediately accretive to EPS ■ Minimal TBV dilution with a short expected earn-back ■ Anticipated IRR greater than 25% ■ FCB will remain well-capitalized to support anticipated continued organic growth and potential incremental strategic opportunities
Low-Risk Profile	■ In footprint, perceived low execution risk acquisition ■ Comparable community banking cultures operating in familiar markets ■ Completed comprehensive due diligence ■ FCB management has considerable experience integrating acquisitions

Source: SNL Financial
Note: Deposit market share data as of 6/30/2017

Key Transaction Terms

FCB
FINANCIAL HOLDINGS, INC.

Transaction Value	■ $88.1 million[1] for all issued and outstanding Floridian Community common equity – 1.75 million FCB shares to be issued to Floridian Community shareholders ■ Exchange ratio of 0.4584x
Consideration Mix	■ 100% FCB stock[1]
Valuation Multiples	■ 1.72x P/TBV at 3Q'17[2] ■ 9.3x '18 EPS adjusted to include cost saves ■ Precedent transactions in 2017[3] – Median P/TBV: 1.88x – Median P/NTM EPS adjusted to include cost saves[4]: 15.2x
Required Approvals	■ Customary regulatory approvals ■ Floridian Community Holdings shareholder approval ■ FCB shareholder approval not required
Expected Closing	■ Second quarter 2018
Ownership Post-Transaction	■ 96% pre-existing FCB / 4% Floridian Community

Source: SNL Financial.

(1) Stock options will be cashed out at the time of the merger for approximately $4 million

(2) P / TBV multiple based on $48.9 million of tangible common equity at Floridian Community Holdings, Inc.

(3) Precedent transactions include U.S. bank M&A transactions between $0.5bn-$2.0bn since 1/01/2017

(4) P / NTM EPS adjusted to include cost saves per share. Cost saves per share are calculated by tax-effecting disclosed cost saves at the time of announcement and dividing by target's share count at the time of announcement

(5) FCB obligation to complete transaction conditioned on holders of not more than 5% of Floridian Community stock exercising statutory appraisal rights.

Florida's Leading Community Bank

FCB FINANCIAL HOLDINGS, INC.

Highlights

- Builds greater branch density in attractive markets
- Deal expected to result in strong financial returns using conservative assumptions
- Perceived low risk transaction given relative size, familiarity of markets, fulsome diligence process and similarity of businesses
- FCB is a proven operator and experienced acquirer

Deposit Market Share – Florida

Rank	Financial Institution (State)	# of Branches	Total Deposits ($ mm)	Market Share
1	Bank of America (NC)	562	$108,279	19.8 %
2	Wells Fargo (CA)	621	79,721	14.6
3	SunTrust (GA)	441	49,105	9.0
4	JPMorgan (NY)	399	32,882	6.0
5	Citigroup (NY)	55	19,525	3.6
6	TIAA (NY)	12	19,290	3.5
7	Regions Financial (AL)	323	18,994	3.5
8	BB&T (NC)	310	18,041	3.3
9	BankUnited (FL)	89	14,697	2.7
10	TD (Canada)	152	12,714	2.3
11	Fifth Third (OH)	150	10,127	1.9
12	PNC (PA)	187	9,744	1.8
13	IBERIABANK (LA)	86	9,670	1.8
14	Pro Forma FCB	51	8,135	1.5
15	CenterState (FL)	142	8,086	1.5
16	*FCB Financial (FL)*	*46*	*7,701*	*1.4*
17	BCI (Chile)	26	6,688	1.2
18	Mercantil (Venezuela)	16	6,214	1.1
19	Northern Trust (IL)	20	5,881	1.1
20	Home BancShares (AR)	93	5,757	1.1
76	*Floridian Community (FL)*	*5*	*434*	*0.1*
	Florida Branch Data	**5,096**	**$545,627**	**100.0 %**

Branch Footprint[1]


FCB (46)
Floridian Community (5)
Palm Beach
Juno Beach Branch
Deposits: $76mm
Wellington Branch
Deposits: $81mm
Wellington
Delray Beach
Delray Beach Branch
Deposits: $64mm
Boca Raton
Boca Raton Branch
Deposits: $46mm
Fort Lauderdale
Davie Branch
Deposits: $165mm
Davie
Miami

Source: SNL Financial

Note: Financial information as of 9/30/2017

(1) Branch information as of 6/30/2017. Florida-headquartered financial institutions highlighted in grey

Overview of Floridian Community

FCB Financial Holdings, Inc.

Floridian Community Bank — It's Always Sunny Here!

- Headquartered in Davie, FL
- Founded in 2003 and employs 63 professionals
- Operates 5 full service branches in Palm Beach and Broward counties
- Currently the 14th largest community bank(1) headquartered in Florida by deposit market share in Miami MSA
- Experienced management team with deep local ties

Third Quarter Financial Highlights(2)

	($mm, unless noted)	*3Q'17*
Balance Sheet and Credit	Total Assets	$545
	Loans & Leases	436
	Deposits	405
	TCE	$46
	TCE / TA	8.5 %
	NCO Ratio	(0.48)
	NPAs / Assets	0.32
Income Statement	Net Income (3Q'17 Annualized)	$3.9
	ROAA	0.71 %
	ROATCE	8.6
	Efficiency	66.1
	Fee Income Ratio	4.5
	NIM	3.63

Source: SNL Financial
Note: Data as of or for the three months ended 9/30/17, unless otherwise noted
(1) Community bank defined as banks with total assets less than $20.0 billion
(2) Financial highlights based on bank-level regulatory reporting

Expected Financial Impact

FCB Financial Holdings, Inc.

Expected EPS Impact	■ Approximately 1% accretive to consensus 2018 EPS ■ Approximately 2% accretive to consensus 2019 EPS ■ Anticipated IRR in excess of 25%
Expected Tangible Book Value Impact	■ TBV dilution of <1% (including 100% of transaction related expenses) ■ Expected TBV earn-back period of 2.75 years (crossover method)
Expected Pro Forma Consolidated Capital	■ Tier 1 Ratio: ~12.3% ■ Total Capital Ratio: ~12.7% ■ Tier 1 Leverage Ratio: ~10.6%

Key Transaction Assumptions

FCB Financial Holdings, Inc.

Purchase Accounting Adjustments	■ Gross credit mark to loans of less than 3% ■ Gross positive mark to real estate of $1.8 million
Core Deposit Intangible	■ 1.5% amortized straight-line over 10 years
Cost Savings	■ Fully-phased in projected expense synergies of 45% (based on target's run rate noninterest expenses) – Phased in over twelve months
Merger Related Expenses	■ Expected merger-related expenses of $8-10 million realized over twelve months
Revenue Synergies	■ None assumed

Proven Acquirer and Integrator

FCB Financial Holdings, Inc.

Acquisitions

#1	#2	#3	#4	#5	#6	#7	#8	#9	#10
Premier American Bank January 22nd 2010 Total Assets: $298mm Financial Centers: 4	**Florida Community Bank** January 29th 2010 Total Assets: $525mm Financial Centers: 11	**Peninsula Bank** June 25th 2010 Total Assets: $623mm Financial Centers: 13	**Sunshine State Community Bank** February 11th 2011 Total Assets: $115mm Financial Centers: 5	**Cortez Community Bank** April 29th 2011 Total Assets: $67mm Financial Centers: 2	**First National Bank of Central Florida** April 29th 2011 Total Assets: $343mm Financial Centers: 6	**Coastal Bank** May 6th 2011 Total Assets: $130mm Financial Centers: 2	**First Peoples** July 15th 2011 Total Assets: $227mm Financial Centers: 6	**Great Florida** July 17th 2013 Deal Value: $42mm Total Assets: $1,143mm Financial Centers: 25	**Floridian Community Bank [Pending]** November 27th 2017 Deal Value: $88mm Total Assets: $545mm Financial Centers: 5

M&A Since 2010

- 7 FDIC failed bank acquisitions
- 1 FDIC failed thrift acquisition
- 2 whole bank acquisitions
- $4 billion in total acquired assets
- 79 financial centers

APPENDIX

Pro Forma Loan & Deposit Composition (3Q'17)

FCB FINANCIAL HOLDINGS, INC.

Loans

FCB



Other 4.6%
C&D 9.4%
1-4 Family 33.1%
Non O-O CRE 21.0%
C&I 14.9%
O-O CRE 13.5%
Multifamily 3.6%

Total: $7,512mm | 3Q17 Yield: 4.18%

Floridian Community(1)



Other 5.1%
C&D 10.3%
Non O-O CRE 22.4%
1-4 Family 31.3%
C&I 10.7%
O-O CRE 19.5%
Multifamily 0.7%

Total: $436mm | 3Q17 Yield: 5.06%

Pro Forma



Other 4.6%
C&D 9.4%
Non O-O CRE 21.1%
1-4 Family 33.0%
C&I 14.7%
O-O CRE 13.8%
Multifamily 3.4%

Total: $7,948mm | 3Q17 Yield: 4.23%

Deposits



Jumbo Time 11.4%
Transaction 35.1%
Retail Time 17.9%
MMDA & Savings 35.6%

Total: $8,106mm | 3Q17 CoD: 0.88%



Jumbo Time 6.7%
Transaction 23.7%
Retail Time 30.8%
MMDA & Savings 38.7%

Total: $405mm | 3Q17 CoD: 0.87%



Jumbo Time 11.2%
Transaction 34.5%
Retail Time 18.6%
MMDA & Savings 35.7%

Total: $8,511mm | 3Q17 CoD: 0.88%

Source: SNL Financial
Note: Regulatory financial information as of 9/30/2017
(1) Floridian Community loan and deposit mix figures represent bank-level regulatory reporting

Floridian Community Historical Loan Growth and Credit Quality

FCB Financial Holdings, Inc.

Historical Loan Growth



$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$ -
2012-3Q17 CAGR: 20.9%
$177.0
$194.8
$275.9
$306.0
$355.7
$435.8
2012
2013
2014
2015
2016
3Q17

Historical Asset Quality



5.50%
4.50%
3.50%
2.50%
1.50%
0.50%
(0.50%)
4.71%
2.56%
4.03%
1.97%
0.81%
0.32%
0.27%
0.87%
0.13%
1.45%
0.76%
(0.19%)
2012
2013
2014
2015
2016
3Q17 YTD
NPAs / Assets (LHS)
NCO / Avg Loans (RHS)

Source: SNL Financial

Note: $ in millions. Financials represent bank-level regulatory reporting

Floridian Community Historical Financial Summary

FCB FINANCIAL HOLDINGS, INC.

($mm, unless noted)		Actual				CAGR
		Year 2014	Year 2015	Year 2016	9M'17	2014-9M'17
Balance Sheet and Credit	Total Assets	$350	$378	$423	$545	17.4 %
	Loans & Leases	276	306	356	436	18.1
	Deposits	257	277	336	405	17.9
	TCE	30	39	44	46	16.9 %
	TCE / TA	8.6 %	10.4 %	10.3 %	8.5 %	
	NCO Ratio	0.13	1.45	0.76	(0.19)	
	NPAs / Assets	4.03	1.97	0.81	0.32	
Income Statement	Net Income	$1.4	$0.5	$1.5	$2.4	34.1 %
	ROAA	0.44 %	0.14 %	0.40 %	0.64 %	
	ROATCE	5.2	1.5	3.7	7.1	
	Efficiency	72.8	69.4	70.1	67.4	
	Fee Income Ratio	12.1	14.6	9.3	5.9	
	NIM	3.59	3.40	3.89	3.74	

Source: SNL Financial

Note: Financial highlights represent bank-level regulatory reporting